Acquisitions (Tables)	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Business Acquisition, Pro Forma Information [Table Text Block]
The pro forma financial information combines the historical results for us and Interactive Data, Trayport and NYSE for the years ended December 31, 2015, 2014 and 2013 in the following table (in millions, except per share amounts).

	Year Ended December 31,
	2015	2014	2013
Total revenues, less transaction-based expenses	$4,308	$4,097	$3,981
Operating income	1,997	1,700	1,526
Income from continuing operations attributable to ICE	1,379	1,085	781
Income from discontinued operations, net of tax	—	11	217
Net income attributable to ICE	1,379	1,096	998
Basic earnings per common share:
Continuing operations	$11.51	$8.82	$6.32
Discontinued operations	—	0.09	1.76
Basic earnings per share	$11.51	$8.91	$8.08
Diluted earnings per share
Continuing operations	$11.46	$8.78	$6.28
Discontinued operations	—	0.09	1.75
Diluted earnings per share	$11.46	$8.87	$8.03